UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

Climate Change Crisis Real Impact I Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Carnegie Center, Suite 150 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(212) 847-0360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	CLII.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLII	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2021, Climate Change Crisis Real Impact I Acquisition Corporation (“CLII”), in connection with its proposed business combination (the “business combination”) with EVgo HoldCo, LLC, a Delaware limited liability company (the “Company”) and EVGO OPCO, LLC, a Delaware limited liability company (together with the Company, “EVgo”) and acting pursuant to authorization from CLII’s board of directors, (i) provided written notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the listing of its shares of Class A common stock, $0.0001 par value per share (“Class A common stock”), warrants and units from the NYSE and (ii) to list the Class A common stock and warrants on the Nasdaq Global Select Market (“Nasdaq”) following the completion of the business combination. In connection with the business combination, CLII will change its name to “EVgo Inc.” Trading of the Class A common stock and warrants of EVgo Inc. is expected to begin on Nasdaq at market open on July 2, 2021 under the symbols “EVGO” and “EVGOW”, respectively. The last day of trading on the NYSE is expected to be on July 1, 2021, following the consummation of the business combination, which is currently expected to occur on July 1, 2021, subject to final shareholder approval at CLII’s special meeting on June 29, 2021, and satisfaction of other customary closing conditions.

Item 7.01 Regulation FD Disclosure.

On June 18, 2021, CLII issued a press release (the “Press Release”) announcing its intention to voluntarily transfer the listing of the Class A common stock and warrants to Nasdaq. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, and is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CLII under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information and Where to Find It

In connection with the proposed business combination between EVgo and CLII and related transactions (the “Proposed Transactions”), CLII has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), which was distributed to holders of CLII’s common stock in connection with CLII’s solicitation of proxies for the vote by CLII’s stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about CLII, EVgo and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CLII through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150, Princeton, New Jersey 08540.

Participants in the Solicitation

CLII and EVgo and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of CLII and EVgo is set forth in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

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Forward Looking Statements

Certain statements in this Current Report on Form 8-K that are not historical facts may constitute forward-looking statements are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding CLII’s proposed business combination with EVgo, CLII’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management of CLII and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CLII or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CLII or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CLII’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CLII’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CLII’s or EVgo’s financial results is included from time to time in CLII’s public reports filed with the SEC, as well as the Proxy Statement that CLII has filed with the SEC in connection with CLII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CLII’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CLII nor EVgo presently know, or that CLII and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CLII’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. CLII and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CLII and EVgo may elect to update these forward-looking statements at some point in the future, CLII and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CLII’s or EVgo’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of June 18, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climate Change Crisis Real Impact I Acquisition Corporation

Date: June 21, 2021	By:	/s/ John A. Cavalier
Name: John A. Cavalier Title: Chief Financial Officer

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